SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): July 1, 2022

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2022, Justin Mclarney was terminated as Chief Financial Officer of Nemaura Medical, Inc. (the “Company”). The Company has commenced a search for a U.S.-based replacement Chief Financial Officer.  In the meantime, the Company’s finance team, which has significant experience with the Company, will continue to support the Company with respect to its accounting and financial reporting requirements, and Dewan Fazlul Hoque Chowdhury, Chief Executive Officer, President, member of the Board of Directors and significant stockholder of the Company, will act as principal financial officer and principal accounting officer of the Company.

Dr. Chowdhury, age 49, has been the Company’s President, Chief Executive Officer and a member of the Company’s board of directors since the incorporation of Dermal Diagnostics Limited (“DDL”), an indirect wholly owned subsidiary of the Company, on January 20, 2009. He is in charge of research and development of the Company’s core technologies, product development, innovation and commercialization. He also coordinates and oversees legal compliance; development of the Company’s mission; and policy and planning. Prior to establishing the Company, Dr. Chowdhury was the founder and CEO of Microneedle Technologies and Nemaura Pharma Limited. Dr. Chowdhury has been responsible for negotiating commercial deals for pharmaceuticals and diagnostic devices. Additionally, he is involved in commercial negotiations and global strategy development.

Dr. Chowdhury originally trained as a pharmaceutical scientist and has an MSc in Microsystems and Nanotechnology and med-tech from Cranfield University, and a Doctorate from the University of Oxford on nano-drug delivery. His experience in the pharmaceutical and med-tech industry includes product development; manufacturing; and technical and corporate management.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEMAURA MEDICAL INC.

By:	/s/ Dewan F. H. Chowdhury
Dewan F. H. Chowdhury Chief Executive Officer

Date: July 8, 2022